SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  September 18, 2000
                                                          ------------------

                          COMMISSION FILE NUMBER 0-7570


DELAWARE                   CONSTELLATION BRANDS, INC.             16-0716709
                                and its subsidiaries:
NEW YORK                   BATAVIA WINE CELLARS, INC.             16-1222994
NEW YORK                   CANANDAIGUA WINE COMPANY, INC.         16-1462887
NEW YORK                   CANANDAIGUA EUROPE LIMITED             16-1195581
ENGLAND AND WALES          CANANDAIGUA LIMITED                    98-0198402
NEW YORK                   POLYPHENOLICS, INC.                    16-1546354
NEW YORK                   ROBERTS TRADING CORP.                  16-0865491
NETHERLANDS                CANANDAIGUA B.V.                       98-0205132
DELAWARE                   FRANCISCAN VINEYARDS, INC.             94-2602962
CALIFORNIA                 ALLBERRY, INC.                         68-0324763
CALIFORNIA                 CLOUD PEAK CORPORATION                 68-0324762
CALIFORNIA                 M.J. LEWIS CORP.                       94-3065450
CALIFORNIA                 MT. VEEDER CORPORATION                 94-2862667
DELAWARE                   BARTON INCORPORATED                    36-3500366
DELAWARE                   BARTON BRANDS, LTD.                    36-3185921
MARYLAND                   BARTON BEERS, LTD.                     36-2855879
CONNECTICUT                BARTON BRANDS OF CALIFORNIA, INC.      06-1048198
GEORGIA                    BARTON BRANDS OF GEORGIA, INC.         58-1215938
ILLINOIS                   BARTON CANADA, LTD.                    36-4283446
NEW YORK                   BARTON DISTILLERS IMPORT CORP.         13-1794441
DELAWARE                   BARTON FINANCIAL CORPORATION           51-0311795
WISCONSIN                  STEVENS POINT BEVERAGE CO.             39-0638900
ILLINOIS                   MONARCH IMPORT COMPANY                 36-3539106
(State or other            (Exact name of registrant as         (I.R.S. Employer
jurisdiction of            specified in its charter)             Identification
incorporation or                                                 No.)
organization)


            300 WillowBrook Office Park, Fairport, New York   14450
            -----------------------------------------------   -----
                (Address of principal executive offices)   (Zip Code)


        Registrant's telephone number, including area code (716) 218-2169
                                                           --------------

                            Canandaigua Brands, Inc.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

     Constellation Brands, Inc., formerly known as Canandaigua Brands, Inc., released the following information on September 18, 2000:

                STOCKHOLDERS APPROVE NAME CHANGE TO CONSTELLATION

Fairport, NY, September 18, 2000 - Canandaigua Brands, Inc. (NYSE: CDB and CDB.B), announced today that its stockholders have approved the Company's name change to Constellation Brands, Inc. The name change, which will become effective September 19, 2000, was approved at a special meeting of stockholders held today. Commencing on September 20, 2000, Constellation's ticker symbols on the New York Stock Exchange will change to STZ for the Company's Class A Common Stock and STZ.B for its Class B Common Stock.

Commenting on the name change to Constellation, Richard Sands, Chairman, President and Chief Executive Officer, noted: "The change of our corporate name to Constellation signifies a new and exciting chapter in our history, one that is reinforced by the growth and expansion in products we have enjoyed over the past several years. We are excited about the opportunities we see ahead."

The Constellation Companies - Barton, Canandaigua Wine, Franciscan Estates and Matthew Clark - will retain their names and current operating structure.

The new Constellation Brands, Inc., headquartered in Fairport, New York, is a leader in the production, marketing, and distribution of beverage alcohol products in North America and the United Kingdom. The company markets leading brands of imported beers, wines, spirits, cider and bottled water, and is a leading drinks wholesaler in the United Kingdom. The company can be found on the Internet at http://www.cbrands.com.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        CONSTELLATION BRANDS, INC.

Dated:  September 20, 2000              By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Executive Vice
                                             President and Chief Financial
                                             Officer


                                  SUBSIDIARIES


                                        BATAVIA WINE CELLARS, INC.

Dated:  September 20, 2000              By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        CANANDAIGUA WINE COMPANY, INC.

Dated:  September 20, 2000              By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        CANANDAIGUA EUROPE LIMITED

Dated:  September 20, 2000              By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        CANANDAIGUA LIMITED

Dated:  September 20, 2000              By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Finance Director
                                             (Principal Financial Officer and
                                             Principal Accounting Officer)


                                        POLYPHENOLICS, INC.

Dated:  September 20, 2000              By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President
                                             and Treasurer


                                        ROBERTS TRADING CORP.

Dated:  September 20, 2000              By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, President and
                                             Treasurer

                                        CANANDAIGUA B.V.

Dated:  September 20, 2000              By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Chief
                                             Financial Officer


                                        FRANCISCAN VINEYARDS, INC.

Dated:  September 20, 2000              By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President
                                             and Treasurer


                                        ALLBERRY, INC.

Dated:  September 20, 2000              By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President
                                             and Treasurer


                                        CLOUD PEAK CORPORATION

Dated:  September 20, 2000              By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President
                                             and Treasurer


                                        M.J. LEWIS CORP.

Dated:  September 20, 2000              By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President
                                             and Treasurer


                                        MT. VEEDER CORPORATION

Dated:  September 20, 2000              By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President
                                             and Treasurer


                                        BARTON INCORPORATED

Dated:  September 20, 2000              By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President

                                        BARTON BRANDS, LTD.

Dated:  September 20, 2000              By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BEERS, LTD.

Dated:  September 20, 2000              By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BRANDS OF CALIFORNIA, INC.

Dated:  September 20, 2000              By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BRANDS OF GEORGIA, INC.

Dated:  September 20, 2000              By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON CANADA, LTD.

Dated:  September 20, 2000              By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON DISTILLERS IMPORT CORP.

Dated:  September 20, 2000              By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON FINANCIAL CORPORATION

Dated:  September 20, 2000              By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        STEVENS POINT BEVERAGE CO.

Dated:  September 20, 2000              By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        MONARCH IMPORT COMPANY

Dated:  September 20, 2000              By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President

                                INDEX TO EXHIBITS

(1)  UNDERWRITING AGREEMENT

     Not Applicable.

(2)  PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

     Not Applicable.

(4)  INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

     Not Applicable.

(16) LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

     Not Applicable.

(17) LETTER RE DIRECTOR RESIGNATION

     Not Applicable.

(20) OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

     Not Applicable.

(23) CONSENTS OF EXPERTS AND COUNSEL

     Not Applicable.

(24) POWER OF ATTORNEY

     Not Applicable.

(27) FINANCIAL DATA SCHEDULE

     Not Applicable.

(99) ADDITIONAL EXHIBITS

     None